UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 14, 2015 (May 12, 2015)

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065-8087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below is information relating to the 2015 Annual Meeting of Shareholders of the Registrant.

The Annual Meeting was called to order at 11:00 A.M., May 12, 2015. Represented at the meeting, in person or by proxy, were shares representing 346,534,867 votes, approximately 93.1% of the votes represented by issued and outstanding shares entitled to vote.

The following business was transacted:

Election of Directors

Over 84.2% of the votes cast for directors were voted for the election of the following directors. The number of votes for, against and abstained and all shares as to which brokers indicated that they did not have the authority to vote (“Broker Non-Votes”) with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Lawrence S. Bacow	323,677,082	5,669,199	539,265	16,649,321
Ann E. Berman	323,786,130	5,573,208	526,208	16,649,321
Joseph L. Bower	321,143,588	8,360,873	381,085	16,649,321
Charles D. Davidson	324,114,836	5,388,010	382,700	16,649,321
Charles M. Diker	322,541,783	6,959,964	383,799	16,649,321
Jacob A. Frenkel	278,984,026	50,531,957	369,563	16,649,321
Paul J. Fribourg	313,098,721	16,414,865	371,960	16,649,321
Walter L. Harris	277,820,703	51,679,449	385,394	16,649,321
Philip A. Laskawy	322,495,916	6,999,707	389,923	16,649,321
Ken Miller	323,948,201	5,404,165	533,180	16,649,321
Andrew H. Tisch	280,945,047	48,586,953	353,546	16,649,321
James S. Tisch	319,082,986	10,465,893	336,667	16,649,321
Jonathan M. Tisch	313,970,892	15,587,521	327,133	16,649,321
Anthony Welters	322,488,048	6,873,555	523,943	16,649,321

Advisory Vote on Executive Compensation

Approved – 290,063,039 votes, approximately 87.9% of the votes cast, voted, in an advisory vote, to approve the compensation of the executive officers of the Registrant named in its proxy statement dated March 30, 2015. 39,255,941 votes, approximately 11.9% of the votes cast, voted against, and shares representing 566,566 votes, approximately 0.2% of the votes cast, abstained. In addition, there were 16,649,321 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – 345,202,341 votes, approximately 99.6% of the votes cast, voted to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the Registrant. 933,007 votes, approximately 0.3% of the votes cast, voted against, and shares representing 399,519 votes, approximately 0.1% of the votes cast, abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 14, 2015	By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President
General Counsel
and Secretary